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                                                                    EXHIBIT 99.1


                     SETTLEMENT AND TERMINATION AGREEMENT

     THIS SETTLEMENT AND TERMINATION AGREEMENT (this "Settlement Agreement"), dated as of September 8, 1999, is made by and between Magainin Pharmaceuticals Inc. ("Magainin") and Abbott Laboratories Inc. ("Abbott").

                              W I T N E S S E T H:
                              - - - - - - - - - -
     WHEREAS, Magainin is the owner of certain technology and patent rights to pexiganan acetate;

     WHEREAS, Magainin and Abbott have entered into a series of purchase order agreements, including addendums thereto, and a stock issuance agreement, pursuant to which Abbott has performed development activities leading to the creation and maintenance of a Drug Master File (the "DMF") for Bulk Drug Substance (the "Purchase Orders");

     WHEREAS, Abbott possesses large scale facilities for the production of commercial quantities of Bulk Drug Substance; and

     WHEREAS, Magainin desired Abbott to produce for Magainin commercial quantities of Bulk Drug Substance, and Magainin and Abbott entered into a Supply Agreement (the "Supply Agreement"), made effective as of January 1, 1999 for that purpose (the Purchase Orders and the Supply Agreement hereinafter being collectively referred to as the "Agreements");

     WHEREAS, the parties now wish to terminate the Agreements and resolve various matters between them relating to such termination;

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     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1.   Termination of the Agreements.
          -----------------------------

     (a) The Agreements are hereby terminated as of the date of this Settlement Agreement and shall have no further force and effect, and no party thereto shall have any further obligation to any other party thereto, except as otherwise provided herein. However, nothing herein is intended to rescind or otherwise affect the transfer and assignment of the payments, assets, contracts and rights effected prior to the date hereof pursuant to the Agreements.

     (b) Notwithstanding the termination of the Agreements, Magainin shall purchase from Abbott and Abbott shall use its reasonable best efforts to supply twenty (20) kilograms of Bulk Drug Substance at a price of TWO HUNDRED THOUSAND DOLLARS ($200,000) payable as set forth below (the "New Liability"). On or before September 14, 1999, Magainin shall provide Abbott with an irrevocable, "direct pay" letter of credit, in form and substance acceptable to Abbott, from a financial institution acceptable to Abbott in its sole and absolute discretion, which letter of credit shall be in a face amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) and which letter of credit shall entitle Abbott to direct and immediate payment thereunder upon Magainin's acceptance of the Bulk Drug Substance. Consistent with the provisions of Section 1(a) hereof, and
                                                   ------------
other than as solely set forth in the foregoing provisions of this Section 1(b),
                                                                   ------------
Abbott shall have absolutely no obligation to manufacture, sell, or deliver to Magainin any other Bulk Drug Substance.

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     (c)  Consistent with the other provisions of this Section 1, the provisions
                                                       ---------
of the Supply Agreement that survive the termination of the Agreements are Sections 3.5 and 12.1, and Articles 6, (but not Section 6.10), 7, 8, 10, 11, 13, and 15 thereof.

     2.   Settlement Amount.  Without taking into account any New Liability to
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be incurred pursuant to Section 1(b) hereof, Magainin hereby acknowledges that
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in connection with the settlement set forth herein regarding the parties'
respective liabilities under the Agreements Magainin will pay to Abbott SEVEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($7,400,000.00), as provided for herein, (the "Settlement Amount"), and that there is no amount presently owing by Abbott to Magainin under the Agreements.

     3.   Payment of Additional Bulk Drug Substance and Settlement Amount.
          ---------------------------------------------------------------

     (a) Subject to the other terms and conditions of this Settlement Agreement, Magainin will pay Abbott FOUR MILLION DOLLARS ($4,000,000) in immediately available funds to be paid within two (2) business days of the execution and delivery of this Settlement Agreement. Additionally, THREE MILLION FOUR HUNDRED THOUSAND ($3,400,000) (the "Unpaid Amount") will be paid by Magainin by paying to Abbott an amount equal to fifteen percent (15%) of the amount by which Magainin's Cash Intake for each and every fiscal year exceeds TEN MILLION DOLLARS ($10,000,000) for that fiscal year. (Example: in a year where Magainin's Cash Intake was ELEVEN MILLION DOLLARS ($11,000,000), the required payment under this Settlement Agreement with respect to that year would be ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($150,000) (ELEVEN MILLION DOLLARS ($11,000,000) minus TEN MILLION DOLLARS ($10,000,000) x

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FIFTEEN PERCENT (15%)). The term "Cash Intake" shall be defined to include cash
                                  -----------
or cash equivalents received by or for the benefit of Magainin (or any of its subsidiaries, as limited liability companies, or joint ventures) in any fiscal year from any source whatsoever and specifically includes, without limitation, revenues from operations, the proceeds of any borrowings (whether under conventional credit facilities or the issuance of publicly or privately placed debt including senior, subordinated debt, or convertible debt), or the proceeds of any type of equity offering. Any such required payment shall be made on or before sixty (60) days following the end of the fiscal year, with the first payment relating to Magainin's 2000 fiscal year. Also, on or before sixty (60) days following the end of each fiscal year, any of Magainin's chief executive officer, chief operating officer, or chief financial officer shall provide Abbott with an officer's certificate (a "Compliance Certificate"), in form and substance satisfactory to Abbott, that sets forth and certifies (by component) Magainin's Cash Intake for that fiscal year, and Abbott shall further be entitled to undertake any independent confirmation of such amount as it determines appropriate in its reasonable discretion and Magainin shall reasonably cooperate with any such confirmation efforts undertaken by Abbott or by any agents or professionals retained by Abbott for such purpose.

     (b) All payments due Abbott under this Settlement Agreement shall be paid in U.S. dollars by wire transfer or by such other means agreed upon by the parties, in each case at Magainin's expense, for value no later than the due date thereof (with twenty four (24) hours advance notice of each wire transfer) to the following bank account, or such other bank account as Abbott shall designate in writing within a reasonable period of time prior to such due date:

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          Account Name:       Abbott Laboratories
          Account Number:     0000-1329
          Bank:               Citibank N.A.
                              New York, New York
                              ABA Number: 021000089

     (c) Magainin may prepay the Unpaid Amount, or any portion remaining thereon, in whole or in part, without premium or penalty, at any time, by giving Abbott at least five (5) business days' notice of its intention to prepay and the amount and date of such prepayment.

     (d) If any of the following conditions or events shall occur and be continuing then: (1) in the case of a default in clause (iv) below, the entire Unpaid Amount yet due and owing shall automatically mature and become due and payable without demand, protest, or notice; (2) in the case of a default described in clause (i), (ii), or (iii) below, Abbott may, at any time at its sole option, declare the Unpaid Amount yet due and owing to be immediately due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or notice; and (3) in the case of any default hereunder, Abbott may proceed to protect and enforce the rights available to it at law, in equity, by statute or otherwise, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right or remedy hereunder or now or hereafter existing at law or in equity or otherwise:

          (i) Default by Magainin in any payment that is due and payable on the Unpaid Amount, by acceleration or otherwise, unless such default shall have been cured or waived within three (3) days; or

          (ii) Failure to properly and timely provide to Abbott any Compliance Certificate, unless such default has been cured or waived within three (3) days;

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          (iii)  Failure to comply with any other obligation of Magainin under this Settlement Agreement, including, without limitation, Magainin's obligations to reasonably cooperate with any efforts undertaken by Abbott to confirm the amount of the Magainin's Cash Intake for any fiscal year, unless any such default has been cured or waived within three (3) days;

          (iv) Magainin becomes insolvent or generally fails to pay, or admits in writing (other than solely in its reports to shareholders or reports filed with the Securities Exchange Commission) its inability to pay, debts as they become due; or Magainin applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or custodian for Magainin, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Magainin or for a substantial part of the property of Magainin and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any event similar to any of the foregoing under the laws of any jurisdiction, is commenced in respect of Magainin, and if such case or proceeding is not commenced by Magainin, it is consented to or acquiesced in by Magainin or remains for sixty (60) days undismissed; or Magainin takes any corporate action to authorize, or in furtherance of, any of the foregoing.

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     (e)  In the event the payment of the Unpaid Amount is not accelerated due to a default as set forth in subsection (d) immediately above, and the Unpaid Amount, or some portion thereof remains unpaid as of December 31, 2012, the amount of the Unpaid Amount that remains due shall be forgiven by Abbott.

     (f) Should Abbott receive payment in full of the Settlement Amount but then, for any reason, be required to return any portion of such payment, Abbott shall be deemed for the purposes of the preceding sentence, and for all other purposes, not to have received payment in full of the Settlement Amount. Moreover, in the event that Magainin subsequently becomes a debtor in a bankruptcy proceeding and Magainin, as a debtor-in-possession or any bankruptcy trustee or other representation of its bankruptcy estate successfully seeks via the entry of a final and nonappealable judgment the avoidance and recovery or other return of any payment or other transfer made by Magainin to Abbott under or pursuant to the Agreements or this Settlement Agreement, Abbott shall further be entitled to assert in any such bankruptcy proceeding an additional claim in the amount of any such rescinded or returned payment or transfer.

     4.   Release and Discharge of Claims.
          -------------------------------

     1. Magainin, for and on behalf of itself, and every person, corporation or other entity controlling, controlled by or under common control with it, and all officers, directors and employees of any of them, and the successors and assigns of any of the foregoing (the "Magainin Group"), DOES HEREBY FULLY AND FOREVER REMISE, RELEASE AND DISCHARGE Abbott, and every person, corporation or other entity controlling, controlled by or under common control with it, and all officers, directors and employees of any of them, and the successors and assigns of any of the foregoing

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(the "Abbott Group"), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, expenses, accounts, damages, judgments, losses and liabilities of whatever kind or nature, at law or in equity (collectively, "Claims and Liabilities"), known or unknown, arising out of, contained in, based on or in connection with (i) the Agreements or any document or agreement entered into pursuant to, or as contemplated by, the Agreements,
(ii) the transactions contemplated by the Agreements, or (iii) any other agreement or event or state of facts occurring or existing prior to the date hereof that in any manner arises out of or otherwise relates to any aspect of the business relationship between Magainin and Abbott, provided that the Magainin Group does not hereby remise, release or discharge the Abbott Group from any of the obligations of the Abbott Group hereunder or described herein as remaining in effect.

     2. Abbott, for and on behalf of the Abbott Group, DOES HEREBY FULLY AND FOREVER REMISE, RELEASE AND DISCHARGE the Magainin Group from any and all Claims and Liabilities, known or unknown, arising out of, contained in, based on or in connection with (i) the Agreements or any document or agreement entered into pursuant to, or as contemplated by, the Agreements, (ii) the transactions contemplated by the Agreements, or (iii) any other agreement or event or state of facts occurring or existing prior to the date hereof that in any manner arises out of or otherwise relates to any aspect of the business relationship between Abbott and Magainin; provided that the Abbott Group does not hereby remise, release or discharge Magainin Group from any of the obligations of the Magainin Group hereunder or described herein as remaining in effect.

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     5.   Representations and Warranties.
          ------------------------------

     (a) Abbott represents and warrants that (i) it has full power and authority to enter into this Settlement Agreement, and this Settlement Agreement is a valid and binding agreement enforceable against each member of the Abbott Group; (ii) Bulk Drug Substance delivered to Magainin pursuant to this Agreement shall conform with the Bulk Drug Specifications and shall be in compliance with applicable laws and regulations, (iii) Bulk Drug Substance is and shall be manufactured in accordance with cGMP and all applicable federal rules and regulations, and (iv) Bulk Drug Substance shall be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act, and is not an article which may not, under the Act, be introduced into interstate commerce. ABBOTT MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO BULK DRUG SUBSTANCE. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY ABBOTT.

     (b) Magainin represents and warrants that (i) it has full power and authority to enter into this Settlement Agreement, (ii) this Settlement Agreement is a valid and binding agreement enforceable against each member of the Magainin Group, except insofar as enforceability may be limited by bankruptcy, insolvency or similar laws effecting the rights of creditor generally, and (iii) it has not assigned, encumbered or in any manner transferred all or any portion of the claims or rights covered by the Agreements or this Settlement Agreement.

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     6.   Conditions Precedent to Effectiveness of this Settlement Agreement.
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This Settlement Agreement shall not become effective unless and until the last of the following conditions occurs: (a) the execution and delivery of this Settlement Agreement by both parties, and (b) Abbott's receipt of the FOUR MILLION DOLLARS ($4,000,000) in immediately available funds to be paid by Magainin pursuant to Section 3 hereof. In the event that all of these
                     ---------
conditions have not been satisfied on or before September 14, 1999, this Settlement Agreement shall, at Abbott's option, be of no force or effect.

     7.   No Admission of Liability.  All parties hereby acknowledge and agree
          -------------------------
that this Settlement Agreement reflects certain compromises reached in connection with terminating the on-going contractual and business relationship between the parties, and consequently, the provisions of this Settlement Agreement are not in any respect, nor for any purpose, to be deemed or construed to be an admission or concession of any liability whatsoever on the part of any person, firm, partnership or corporation whatsoever.

     8.   No Effect Upon Prior Performance.  Nothing in this Settlement
          --------------------------------
Agreement shall have the effect of rescinding any obligation of Abbott or Magainin under the Agreements or otherwise to the extent heretofore performed by the obligated party or create any right or cause of action on the part of any party hereto to recover any money paid prior to the date hereof to any other party or to otherwise challenge the ownership of any assets or other property transferred to or created by any such party under the Agreements prior to the date hereof.

     9.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but

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one and the same Agreement. When counterparts have been executed by all the parties hereto, this Agreement shall become effective as of the date first above written.

     10.  Time of the Essence.  Time is of the essence with respect to each and
          -------------------
every term, condition, and other provision of this Settlement Agreement.

     11.  Governing Law.  This Agreement shall be governed by the internal laws
          -------------
of the State of Illinois without taking into account any conflicts of law principles otherwise applicable under such law.

     12.  Headings.  The headings contained herein are for convenience only and
          --------
do not limit, define or construe the contents of this Agreement.

     13.  Notices.  All notices hereunder shall be in writing and shall be
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delivered personally, mailed by overnight delivery, registered or certified mail, postage prepaid, mailed by express mail service or given by facsimile, to the following addresses of the respective parties:

          If to Abbott:       Abbott Laboratories
                              President
                              Chemical and Agricultural Products Division
                              Department 390, Building A1
                              1401 Sheridan Road
                              North Chicago, IL 60064-4000

                              Fax Number: 847/938-2315

          with copy to:       Abbott Laboratories
                              Senior Vice President and General Counsel
                              Department 364, Building AP6D
                              100 Abbott Park Road
                              Abbott Park, IL 60064-3500

                              Fax Number: 847/938-6277

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          If to Magainin:     Magainin Pharmaceuticals, Inc.
                              5110 Campus Drive
                              Plymouth Meeting, Pennsylvania 19462
                              Attn: Chief Executive Officer

                              Fax Number: 610/941-5399

Notices shall be effective upon receipt if personally delivered, on the third business day following the date of mailing if sent by certified or registered mail, and on the second business day following the date of delivery to the express mail service if sent by express mail, or the date of transmission if sent by facsimile. A party may change its address listed above by notice to the other party. The date of such notice shall be the date of mailing or transmission, except that the date of a notice delivered by messenger shall be the date of delivery. Failure or refusal to accept notice shall be deemed conclusive evidence of receipt of such notice and knowledge of its contents.

     14.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto and their respective assigns and successors in interest.

     15.  Severability.  If any clause, phrase, provision or portion of this
          ------------
Agreement shall be invalid or shall later be declared invalid, or unenforceable under any applicable law or by decision of any court of competent jurisdiction, such event shall not affect or impair this Agreement, nor shall such event be considered so material as to render invalid or unenforceable the remainder of this Agreement nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion to other persons or circumstances.

     16.  Construction of this Settlement Agreement.  No provision of this
          -----------------------------------------
Settlement Agreement shall be interpreted or construed against either Magainin or Abbott because such party purportedly

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prepared or requested such provision, any other provision, or this Settlement
Agreement as a whole. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as assigned thereto in the Supply Agreement;

     17.  Conflict between Agreements.  To the extent that there is any conflict
          ---------------------------
between the provisions of this Settlement Agreement, on the one hand, and any of the Agreements, on the other hand, the provisions of this Settlement Agreement shall govern and otherwise control.

     18.  JURY WAIVER.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY
          -----------
WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     19.  ASSIGNMENT.  Neither party shall assign this Settlement Agreement or
          ----------
any part thereof without the prior written consent of the other party; provided, however, that this Settlement Agreement may be assigned by either party to a third party purchaser in the event of an acquisition of at least fifty (50%) percent of Magainin. Any permitted assignee shall assume all obligations of its assignor under this Settlement Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation that such party then has hereunder.

     20   WAIVER.  No waiver or modification of any of the terms of this
          ------
Settlement Agreement shall be valid unless in writing and signed by an authorized representative of each party hereto. Failure

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by either party to enforce any rights under this Settlement Agreement shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

     21.  DISCLOSURE.  Neither party shall use the name of the other party in
          ----------
any publicity or advertising without the other party's prior written consent, except as may be required by law.

     IN WITNESS WHEREOF, this Settlement Agreement has been executed on behalf of each party by a duly authorized officer of such corporation, all as of the date first above written.

ABBOTT LABORATORIES INC.                MAGAININ PHARMACEUTICALS INC.



By:_____________________________        By:_____________________________
Name:                                   Name:
Title:                                  Title:

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